UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014

UNIQUE UNDERWRITERS, INC.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	000-55037 (Commission File Number)	27-0631947 (IRS Employer Identification No.)

121 North Commercial Drive

Mooresville, NC 28115

(Address of principal executive offices)

13601 Preston Road Suite 317

Dallas, TX 75240

(Former Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 902-5380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item. 4.01 Changes in Registrant’s Certifying Accountant.

On May 15, 2014, Silberstein Ungar, PLLC (“Silberstein”) resigned as principal independent auditor for Unique Underwriters Inc. (“Registrant”). Silberstein had been retained in that position since April 12, 2014. Simultaneously, the Registrant engaged D. Brooks and Associates CPA’s, P.A. (“D. Brooks”) as its independent registered public accounting firm. The engagement of D. Brooks and Associates CPA’s, P.A. was approved by Registrant’s Board of Directors.

During Registrant’s two most recent fiscal years and the subsequent interim period preceding to the dismissal of Silberstein, Registrant had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Silberstein would have caused it to make reference to the subject matter of the disagreement in connection with its report. Although Silberstein was recently selected as auditor, they have not yet done any audit work.

During Registrant’s two most recent fiscal years and the subsequent interim period prior to retaining D. Brooks (1) neither Registrant nor anyone on Registrant’s behalf consulted D. Brooks regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) D. Brooks did not provide Registrant with a written report or oral advice that they concluded was an important factor considered by Registrant in reaching a decision as to accounting, auditing or financial reporting issue.

Registrant provided Silberstein Ungar, PLLC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Silberstein Ungar, PLLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter dated May 27, 2014 from Silberstein Ungar, PLLC.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE UNDERWRITERS, INC.

Date: May 27, 2014	BY:/s/ Roberto Luciano
Chief Executive Officer/Director